Supplement, dated July 31, 2003
to Prospectus, dated May 1, 2003

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                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
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The Prospectus,  dated May 1, 2003, of Mutual of America Separate Account No. 3,
Variable  Universal Life Insurance  Policy is supplemented to renumber  footnote
(6) to footnote (7) and to add a footnote (6) to the table of Periodic Expenses on page 6 after "Total Separate Account Annual Expenses... .90%", with footnote
(6) as follows:

      Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.